HOLMES                                         1880-1066 West Hastings Street
& COMPANY                                      Vancouver, B.C., Canada V6E 3X1
Barristers & Solicitors                        Telephone: (604)688-7861
Personal Law Corporations                      Fax: (604)688-0426

File No.: 10053-000
Reply to: S.D. Holmes
E-mail: sdh@holmescompany.com


                                              April 27, 2006

           VIA FAX -1-250-497-6090                   VIA FAX-1-817-732-8762                   VIA FAX -1-817-732-8762,
---------------------------------------------------------------------------------------------------------------------------
           Nitro Petroleum, Incorporated             Reo Energy, Ltd.                         JMT Resources Ltd.
           123 Christie Mountain Lane                5416 Birchman Avenue                     5416, Birchtnan Avenue
           Okanagan Falls, B. C,                     Fort Worth, Texas                        Fort Worth, Texas
           V0H 1RO                                   U.S.A. 76107                             U.S.A. 76107
           Attention: Mr. Ted Kozub                  Attention: Mr. Joe Bill Bennett          Attention: Mr. Mark S. Zouvas


Dear Sirs:

                  Re: Letter of Intent dated March 27, 2006
                  -----------------------------------------

                  This letter will confirm that the Letter of Intent dated March 27, 2006 between Nitro Petroleum, Incorporated, Reo Energy, Ltd. and JMT Resources, Ltd. (the "Letter of Intent") in regard to the formation of a joint venture partnership in regard to the Barnett Shale Leases has been-terminated effective immediately.

                  Nitro Petroleum, Incorporated, Reo Energy, Ltd. and JMT Resources; Ltd. a shall be no further obligations of Nitro Petroleum, Incorporated in regard to the Letter of Intent and acknowledge and agree to the same by execution of this letter as set out below.

                                           Yours very truly,

                                           HOLMES & COMPANY

                                           Per: /s/ Stephen Holmes
                                               --------------------------
                                               Stephen D. Holmes

SDH/bd

THE PARTIES TO THE LETTER OF INTENT HEREBY CONFIRM THAT THE LETTER OF INTENT HAS BEEN TERMINATED EFFECTIVE IMMEDIATELY AND THAT NITRO PETROLEUM, INCORPORATED HAS NO FURTHER OBLIGATION IN REGARD TO THE LETTER OF INTENT. DATED THIS
 _____________________________________ DAY OF APRIL, 2006.

 NITRO PETROLEUM, INCORPORATED                    REO ENERGY, LTD.

 PER: \s\ Ted Kozub                               Pre: \s\ Joe Bill Bennett
     -----------------------                          ----------------------
     TED KOZUB                                        JOE BILL BENNETT

 JMT RESOURCES, LTD.

PER: \s\ Mark Zouvas
    ------------------------
    MARK S. ZOUVAS